SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 16, 2002
——————————————————
(Date of Earliest Event Reported)

CAPITAL AUTOMOTIVE REIT

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-23733	54-1870224

(State of Incorporation)	(Commission File	(I.R.S. Employer
	Number)	Identification Number)

8270 Greensboro Drive, Suite 950, McLean, Virginia	22102

(Address of Principal Executive Offices)	(Zip Code)

(703) 288-3075

(Registrant’s Telephone Number, Including Area Code)

1420 Spring Hill Road, Suite 525, McLean, Virginia 22102

(Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

     On May 24, 2002, Capital Automotive REIT (the “Company”) announced that it had appointed Ernst & Young LLP to replace Arthur Andersen LLP as its independent accountants. Arthur Andersen LLP served as the Company’s independent accountants since its organization in October 1997 and audited the Company’s annual financial statements for each of its fiscal years ended December 31, 1997 through December 31, 2001.

     In order to effectuate the Company’s ability to raise capital in the future, Ernst & Young LLP, at the request of the Company, has re-audited the Company’s financial statements for its fiscal years ended December 31, 2001 and December 31, 2000. Ernst & Young LLP was not asked to re-audit the Company’s financial statements for the fiscal year ended December 31, 1999. Other than pursuant to the application of Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”), the re-audited financial statements for fiscal years ended December 31, 2001 and 2000 contain no adjustments to or other changes from the financial statements audited by Arthur Andersen LLP for those fiscal years. As part of the re-audit, the Company’s financial statements for 2001 and 2000 were revised to reflect the provisions of SFAS 144, which became effective on January 1, 2002. The reclassification required by SFAS 144 has no effect on the Company’s reported net income, its funds from operations (“FFO”) or its adjusted FFO, which is FFO less straight-lined rents, for its fiscal years ended December 31, 2001 or 2000. FFO is a supplemental non-GAAP measure of real estate companies’ operating performance developed by the National Association of Real Estate Investment Trusts (“NAREIT”). For a definition of FFO and a reconciliation of FFO to income from continuing operations before minority interest and extraordinary item, please review “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations – Funds from Operations” contained in Exhibit 99.1 hereto.

     Although SFAS 144 did not become effective until January 1, 2002, provisions adopted by the Securities and Exchange Commission (the “SEC”) for transitional disclosure of the financial information required by SFAS 144 require that the presentation of this financial information for periods prior to the effective date of SFAS 144 be revised to conform to the presentation requirements of SFAS 144. In compliance with SFAS 144, the Company therefore has reported gain on sale and operating earnings generated from each property that it sold during 2002 as discontinued operations for each period presented in its quarterly reports on Form 10-Q filed since the date of the property sale (including for the comparable period or periods of the prior year). Under applicable SEC provisions, this presentation as discontinued operations also is required for previously issued annual financial statements for each of the three years shown in the Company’s most recent annual report on Form 10-K, as amended, if those financials are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the date of the property sale and the effectiveness of SFAS 144.

     In light of Arthur Andersen LLP’s conviction for obstruction of justice and its decision to cease practicing before the SEC in August 2002, the Company is unable to obtain updated, audited financial statements from Arthur Andersen LLP for the Company’s fiscal year ended December 31, 1999 reflecting the requirements of SFAS 144. The Company believes that the effect of SFAS 144 on its financial statements for its fiscal year ended December 31, 1999 is immaterial because the properties disposed of were acquired during the third quarter of 1999, however.

     The Company is filing this Form 8-K to make its re-audited financial statements for each of its fiscal years ended December 31, 2001 and 2000 publicly available and to update the disclosures in Items 6, 7 and 8 of the Company’s Form 10-K, as amended, for each of those fiscal years to reflect the changes in the financial statements for those years, all of which relate to the reclassification, as discontinued operations, the operating earnings generated from the properties that the Company sold during 2002. The disclosures in Items 6, 7 and 8 relating to the Company’s financial statements for the fiscal year ended December 31, 1999 have not been revised. All other portions of each Form 10-K, as amended, are unchanged and none of the other information contained in any of the Company’s Forms 10-K, as amended, has been updated.

NOTICE REGARDING ARTHUR ANDERSEN LLP

     Section 11(a) of the Securities Act of 1933, as amended, provides that if any part of a registration statement at the time it becomes effective contains an untrue statement of a material fact or an omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, any person acquiring a security pursuant to the registration statement (unless it is proved that at the time of the acquisition the person knew of the untruth or omission) may sue, among others, every accountant who has consented to be named as having prepared or certified any part of the registration statement or as having prepared or certified any report or

2

valuation which is used in connection with the registration statement with respect to the statement in the registration statement, report or valuation which purports to have been prepared or certified by the accountant.

     Prior to the date of the filing of this Form 8-K, the Arthur Andersen LLP partners who reviewed our audited financial statements contained herein resigned from Arthur Andersen LLP and Arthur Andersen LLP was convicted for obstruction of justice and elected to cease practicing before the SEC in August 2002. As a result, after reasonable efforts, we have been unable to obtain Arthur Andersen LLP’s written consent to the incorporation by reference into our previously filed registration statements on Form S-3 No. 333-34186, Form S-3 No. 333-42610, Form S-3 No. 333-53976, Form S-3 No. 333-73181, Form S-3 No. 333-73183, Form S-3 No. 333-78233, Form S-8 No. 333-78215, Form S-3 No. 333-78235, Form S-3 No. 333-80257, Form S-3 No. 333-81136, Form S-3 No. 333-94943 and Form S-3 No. 333-97409 and in their related prospectuses (the “Prior Registration Statements”) of its audit report with respect to our financial statements for the fiscal year ended December 31, 1999.

     Under these circumstances, Rule 437a under the Securities Act permits us to file this Form 8-K without a written consent from Arthur Andersen LLP. Accordingly, Arthur Andersen LLP will not be liable to persons acquiring our securities registered pursuant to the Prior Registration Statements under Section 11(a) of the Securities Act because it has not consented to being named as an expert in the Prior Registration Statements.

Item 7       Financial Statements and Exhibits

(c)	Exhibits
	Exhibit 23.1	Consent of Ernst & Young LLP
	Exhibit 99.1	Revised disclosures in Items 6, 7 and 8 of the Company’s Form 10-K, as amended, for the fiscal years ended December 31, 2001 and 2000

3

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL AUTOMOTIVE REIT

By: /s/ David S. Kay David S. Kay Senior Vice President and Chief Financial Officer

Dated: December 16, 2002

4

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP
99.1	Revised disclosures in Items 6, 7 and 8 of the Company’s Form 10-K, as amended, for the fiscal years ended December 31, 2001 and 2000

5